Exhibit 99.2

BEAM CHARGING LLC

FINANCIAL STATEMENTS

For the Years Ended December 31, 2012 and 2011 and

for the Period of December 31, 2010 (Inception) to December 31, 2012

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Beam Charging LLC

Miami Beach, Florida

We have audited the accompanying balance sheets of Beam Charging LLC, a development stage company, (the "Company") as of December 31, 2012 and 2011 and the related statements of operations, members' deficit and cash flows for the years then ended and for the period from inception (December 31, 2010) to December 31, 2012. Beam Charging LLC's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Beam Charging LLC as of December 31, 2012 and 2011 and the results of its operations and its cash flows for the years then ended, and for the period from inception (December 31, 2010) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar PLLC

Silberstein Ungar PLLC

June 24, 2014

Detroit, Michigan

F-1

BEAM CHARGING LLC

(A Development Stage Company)

Balance Sheets

	DECEMBER 31,	DECEMBER 31,
	2012	2011
ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$92	$97,472
Total current assets	92	97,472

FIXED ASSETS:
EV Charging stations, net of accumulated depreciation of $112,130 and $35,953, respectively	366,695	172,277
Signage, net of accumulated depreciation of $2,713 and $828, respectively	6,711	8,596
Website Development Costs, net of accumulated amortization of $15,600 and $7,800	7,800	15,600
Total fixed assets, net	381,206	196,473

TOTAL ASSETS	$381,298	$293,945

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$436,788	$149,740
Notes payable	140,000	100,000
Accrued interest expense	14,780	—
Loans payable- members	8,753	64,203
TOTAL LIABILITIES	600,321	313,943

MEMBERS' DEFICIT:
S Member contributed capital	121,200	121,200
Accumulated Deficit	(340,223)	(141,198)
TOTAL MEMBERS’ DEFICIT	(219,023)	(19,998)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$381,298	$293,945

The accompanying notes are an integral part of these financial statements.

F-2

BEAM CHARGING LLC

(A Development Stage Company)

Statements of Operations

			For the
			Period from
			December 31,
	For the Year Ended		2010 (Inception)
	DECEMBER 31,	DECEMBER 31,	to December 31,
	2012	2011	2012

Revenue:
Service Fees	$2,273	$480	$2,753
TOTAL REVENUE	2,273	480	2,753

Costs:
Cost of Services	259	13	272
TOTAL COSTS	259	13	272

GROSS PROFIT	2,014	467	2,481

Operating expenses:
Compensation	42,804	31,480	74,284
Other Operating expenses	22,367	41,297	63,664
General and administrative	39,764	24,307	64,071
Depreciation and amortization expense	85,862	44,581	130,443
TOTAL OPERATING EXPENSES	190,797	141,665	332,462

LOSS FROM OPERATIONS	(189,042)	(141,198)	(330,240)

Other Income/(Expense)
Interest expense	(19,800)	—	(19,800)
Forgiveness of debt	9,558	—	9,558
Total Other Expense	(10,242)	—	(10,242)

Loss before income taxes	(199,025)	(141,198)	(340,223)

Income tax provision	-	-	-

NET LOSS	$(199,025)	$(141,198)	$(340,223)

The accompanying notes are an integral part of these financial statements.

F-3

BEAM CHARGING LLC

(A Development Stage Company)

Statements of Members' Deficit

			Total
	Members Capital	Deficit Accumulated during the Development	Members Equity
	Contributions	Stage	(Deficit)

Balance at December 31, 2010 (Inception)	$—	$—	$—

Capital Contributions	121,200		121,200

Net loss for the year ended December 31, 2011		(141,198)	(141,198)

Balance at December 31, 2011	$121,200	$(141,198)	$(19,998)

Net loss for the year ended December 31, 2012	—	(199,025)	(199,025)

Balance at December 31, 2012	$121,200	$(340,223)	$(219,023)

The accompanying notes are an integral part of these financial statements.

F-4

BEAM CHARGING LLC

(A Development Stage Company)

Statements of Cash Flows

			For the
			Period from
			December 31,
	For the Year Ended		2010 (Inception)
	December 31,	December 31,	to December 31,
	2012	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(199,025)	$(141,198)	$(340,223)
Adjustments to reconcile net income (loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization	85,862	44,581	130,443
Changes in operating assets and liabilities:
Accounts payable	287,048	149,740	436,788
Accrued interest	14,780	—	14,780
Net Provided by Operating Activities	188,665	53,123	241,788

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of EV charging stations	(270,595)	(208,230)	(498,825)
Purchase of signage	—	(9,424)	(9,424)
Purchase of website	—	(23,400)	(23,400)
Net Cash Used in Investing Activities	(270,595)	(241,054)	(531,649)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	40,000	100,000	140,000
Proceeds from loans payable - members	—	64,203	64,203
Repayment of loans payable - members	(55,450)	—	(55,450)
Proceeds from member’s contributed capital	—	121,200	121,200
Net Cash Provided by/(Used in) Financing Activities	(15,450)	285,403	269,953

NET INCREASE (DECREASE) IN CASH	(97,380)	97,472	92

CASH AT THE BEGINNING OF PERIOD	97,472	—	-
CASH AT END OF PERIOD	$92	$97,472	$92

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES
Cash Paid For:
Interest expenses	$—	$—	$—
Income taxes	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

F-5

BEAM CHARGING LLC

(A Development Stage Company)

December 31, 2012 and 2011

NOTES TO THE FINANCIAL STATEMENTS

1.	ORGANIZATION

Beam Charging LLC was formed as a limited liability company on December 31, 2010 under the laws of the State of New York.

Beam Charging LLC was created to develop electric charging service facilities for the electric vehicle (EV) automobile market in the New York City and metropolitan area.  Pursuant to its business plan, Beam Charging LLC acquires and installs EV charging stations, and shares servicing fees received from customers that use the charging stations with the property owner(s), on a property by property basis.  Beam Charging LLC, therefore, enters into individual arrangements for this purpose with various property owners, which primarily include garage operators.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for financial statements and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) for Form 8-K.

DEVELOPMENT STAGE COMPANY

The Company is a development stage company as defined by ASC 915-10 “Development Stage Entities.” The Company is still devoting substantially all of its efforts on establishing the business and developing revenue generating opportunities through its planned principal operations. In the latter half of 2012, the Company’s principal operations began however the Company did not recognize significant revenues during the period. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

LIQUIDITY

Historically, the Company has been dependent on debt raised from individual investors and members’ loans and capital contributions to sustain its operations.  The Company’s product has not been placed in enough locations nor have a sufficient number of plug-in electric vehicles been sold that utilize public charging stations to generate significant revenue.  The Company has incurred losses of $340, 223 since inception, has a working capital deficit of $610,229 and cash of $92 as of December 31, 2012.  As of December 31, 2012, the Company had a members’ deficit of $219,023.  During 2012, the Company raised $40,000 from the issuance of notes to investors.  The Company has been actively seeking additional investors and/or an acquirer to relieve this situation and continue operating.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reporting period.  Accordingly, actual results could differ from those estimates.

F-6

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents in both the Balance Sheets and Statement of Cash Flows. The Company has cash on deposit in one financial institution and has never had cash balances on deposit that were in excess of FDIC insurance limits.

EV CHARGING STATIONS

EV Charging Stations represents the depreciable cost of charging devices that have been installed on the premises of participating owner/operator properties.  They are stated at cost less accumulated depreciation. Depreciation is provided on the straight-line basis over an estimated useful life of three years. Upon sale, replacement or retirement, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the Statements of Operations.  All purchases of EV charging stations from inception to December 31, 2012 have been from a single vendor.  The Company believes that there are other vendors in the marketplace that could supply the Company with comparable EV charging stations at comparable prices and terms.  The Company held approximately $87,800 and $0 in EV charging stations that were not placed in service as of December 31, 2012 and December 31, 2011, respectively. The Company will begin depreciating this equipment when installation is substantially complete. Depreciation expense for the years ended December 31, 2012 and 2011 and for the period of December 31, 2010 (inception) through December 31, 2012 was $76,177, $35,953 and $112,130 respectively.

SIGNAGE

Office and computer equipment are stated at cost less accumulated depreciation. Depreciation is provided on the straight-line basis over an estimated useful life of five years. Upon sale or retirement of the signage, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in Statements of Operations. Depreciation for the years ended December 31, 2012 and 2011 and for the period of December 31, 2010 (inception) through December 31, 2012 was $1,885, $828 and $2,713 respectively.

WEBSITE DEVELOPMENT COSTS

Website development costs are stated at cost less accumulated amortization and are amortized on a straight line basis over its useful life of three years.  Amortization expense for the years ended December 31, 2012 and 2011 and for the period of December 31, 2010 (inception) through December 31, 2012 was $7,800 $7,800 and $15,600, respectively.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company has adopted paragraph 360-10-35-17 of the FASB Accounting Standards Codification for its long-lived assets.  The Company’s long-lived assets, which include EV Charging Stations, signage and website development costs are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts.  Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.  The Company determined that there were no impairments of long-lived assets as of December 31, 2012 or December 31, 2011.

FAIR VALUE OF FINANCIAL INSTRUMENTS

U.S. GAAP for fair value measurements establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three levels. The fair value hierarchy gives the highest priority to quoted market prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

F-7

The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts payable and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s notes and loans payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangement at December 31, 2012 and 2011.

The Company has no other assets or liabilities measured at fair value on a recurring basis.

REVENUE RECOGNITION

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company will recognize revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.  Accordingly, when a customer completes use of a charging station, the service can be deemed rendered and revenue may be recognized.

Governmental grants pertaining to revenues and expenses are recognized as income when the related revenue and/or expense are recorded.  Government grants and rebates related to EV charging stations and their installation are deferred and amortized in a manner consistent with the related depreciation expense of the related asset over their useful lives.  The Company had a contract with the New York State Energy and Resource Development Authority (“NYSERDA”) to receive up to $399,110 for the installation of 28 electric vehicle charging stations in New York State.   As of December 31, 2012, the Company had not commenced work on the grants

INCOME TAXES

The Company has elected to be treated as a partnership for federal income tax purposes whereby all elements of the Company’s income and expense flow-through and are taxed to the individual member’s tax return.

COMMITMENTS AND CONTINGENCIES

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

CASH FLOWS REPORTING

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.

SUBSEQUENT EVENTS

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

F-8

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

There have been no accounting pronouncements or changes in accounting pronouncements during the year ended December 31, 2012 that are expected to have a material impact on the Company’s financial position, results of operations or cash flows. Accounting pronouncements that became effective during the year ended December 31, 2012 did not have a material impact on disclosures or on the Company’s financial position, results of operations or cash flows.

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to our financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

3.	NOTES PAYABLE

On December 22, 2011, the Company borrowed from a lender $100,000 at 12% interest per annum payable on December 21, 2012 personally guaranteed by all the members of the Company. On May 17, 2012, the Company borrowed and additional $30,000 at 12% interest per annum payable on December 21, 2012 and guaranteed by all members of the Company. As of December 31, 2012, the total borrowed amount of $130,000 and accrued interest thereon of $14,780 remain unpaid.

On May 17, 2012, the Company borrowed $10,000 from an individual payable on February 27, 2013 with no interest. As of December 31, 2012, no payments were made.

Future minimum monthly note payments, exclusive of interest, by year as of December 31, 2012 are as follows:

Year	Amount
2013	$140,000
Total	$140,000

Total interest expense for the years ended December 31, 2012 and 2011 and for the period of December 31, 2010 (inception) through December 31, 2012 was $14,780, $0 and $14,780, respectively.

LOANS PAYABLE – MEMBERS

All loans made by members to the Company are due on demand and payable without interest.

4.	FOREGIVENESS OF DEBT

In October 2012, an account at a financial institution had an overdraft balance of $9,558. As a result, the financial institution had closed the account and did not seek restitution from the Company or its members.

5.	SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date through the date these financial statements were issued.

F-9

On February 26, 2013, Car Charging Group Inc. (“CCGI”), entered into an equity exchange agreement (the “Exchange Agreement”) by and among the Company, Beam Acquisition LLC, a Nevada limited liability company and wholly-owned subsidiary of CCGI (“Beam Acquisition”) and Manhattan Charging LLC, a New York limited liability company (“Manhattan Charging”), Eric L’Esperance (“L’Esperance”), and Andrew Shapiro (“Shapiro” and together with Manhattan Charging, L’Esperance and the individual members of Manhattan Charging LLC, the “Company Members”). CCGI had previously entered into an agreement, dated December 31, 2012, (the “Initial Agreement”) with Beam Acquisition and Manhattan Charging, pursuant to which Beam Acquisition acquired all of the outstanding membership interests in the Company in exchange for 1,265,822 restricted shares (the “Exchange Shares”) of CCGI’s common stock, par value $0.001 (the “Common Stock”) valued at $1,645,569, valued based on the market price on the date of issuance, subject to certain conditions to be met. In the Exchange Agreement and after the conditions had been met, CCGI, through Beam Acquisition, further identified the specific terms under which it acquired all of the outstanding membership interests of the Company and the Company became a wholly owned subsidiary of Beam Acquisition (the “Equity Exchange”).

As part of the Equity Exchange, CCGI issued an aggregate amount of $461,150 of promissory notes (the “Promissory Notes”) to Manhattan Charging and paid $38,850 in transaction costs. The Promissory Notes accrue interest at a rate of 6% per annum on the aggregate principal amount, and was paid on April 15, 2013 (the “Maturity Date”).

Prior to the Equity Exchange, CCGI entered into an Assignment of Promissory Note (the “Note Assignment”) with a lender to the Company (the “Lender”), pursuant to which the Lender sold to CCGI two certain secured promissory notes (the “Notes”) totaling an aggregate principal amount of $130,000 and accrued interest of $33,292. In connection with the Note Assignment, CCGI entered into an Amendment to the Promissory Note (the “Note Amendment”). Pursuant to the Note Amendment, the Notes held by CCGI accrue interest at a rate of 8% per annum on the aggregate principal amount, payable on February 26, 2016. The Notes are secured by a lien on and continuing security interest in all of the Company’s assets as described in the Note Amendment.

F-10